SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                            F O R M  8-K


                            Current Report
                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 6, 1998


	BOSTON CAPITAL TAX CREDIT FUND IV L.P.
(Exact name of registrant as specified in its charter)


	Delaware
(State or other jurisdiction of incorporation)


	0-26200	04-3208648
(Commission File Number)	(IRS Employer Identification No.)



c/o Boston Capital Partners, Inc.,
One Boston Place, Boston, Massachusetts	02108-4406
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (617) 624-8900

	None
 (Former name or former address, if changed since last report)




Item 5.  Other Events

	On May 6, 1998, Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 31 thereof
(the "Partnership") entered into various agreements relating to Level Creek Partners, L.P., a Georgia limited partnership (the "Operating Partnership"), including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of May 6, 1998 (the "Operating Partnership Agreement"), pursuant to which the Partnership acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement, a copy of which is attached hereto as Exhibit (2)(a).

	The Operating Partnership owns and is in the process of constructing a two hundred eighteen (218) unit apartment complex located at 1022 Level Creek Road in Sugar Hill, Georgia, which is known as Level Creek Apartments (the "Apartment Complex"). The Apartment Complex consists of fifteen (15) buildings containing forty (40) 1-bedroom units, one hundred (100) 2-bedroom units and seventy-eight (78) 3-bedroom units. Construction of the Apartment Complex is expected to be completed in March 1999 and 100% Occupancy is expected to be achieved in November 1999.

	The Operating Partnership is currently receiving combined construction and permanent financing in the amount of $12,790,000 from the Housing Authority of the City of Sugar Hill, Georgia ("Issuer"), in the form of a loan (the "Bond Loan") of the proceeds of tax-exempt variable rate bonds ("Bonds") issued by the Issuer. The Bonds are credit-enhanced with respect to the payment of principal and interest thereon by a letter of credit in the amount of $12,933,000 ("Letter of Credit") issued by AMSOUTH Bank of Alabama, and are subject to redemption upon expiration of the Letter of Credit. The Letter of Credit has an initial term of five (5) years, expiring on May 1, 2003, and has an option to renew for five (5) years in the absence of defaults. The Bonds were issued for a term of thirty (30) years, and bear interest at a variable rate (the "Base Rate"), initially set at 3.75% per annum at the date of issuance. The General Partner has purchased an interest-rate cap on the Bonds of 2.5% above the Base Rate for the initial 5-year term of the Letter of Credit.

	It is expected that 60% (130 units) of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). The remaining 40% (88 units) of the rental units will be market-rate rentals.

	The general partner of the Operating Partnership is Sugar Hill Plantation Partners, Inc., a Georgia corporation (the "General Partner"). The Developer of the Apartment Complex is Spring Hill Partners, Inc., a Georgia corporation, and Signature Management Corp. will serve as the Management Agent of the Apartment Complex. Each of the Developer and the Management Agent are affiliated with the General Partner, and the affiliated group has experience developing and managing approximately 812 rental units, of which approximately 697 qualify for Tax Credits. The Builder of the Apartment Complex is Universal Constructors, Inc., a contractor whose experience includes a number of multi-family housing projects located throughout the southeastern United States.

	The Partnership acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,154,802 to the Operating Partnership in four installments as follows:
(1) $1,508,362 on the latest to occur of (A) receipt of executed copies of the Bond documents listed in Exhibit B to the Operating Partnership Agreement confirming the issuance of the Bonds and that the Bonds meet the requirements of
Section 42(h)(4)(B) of the Code, (B) Initial Closing, (C) the Admission Date, (D) receipt of an estoppel letter reasonably satisfactory to the Special Limited Partner from the Lender, (E) receipt of a commitment for sale of the Bonds from Merchant Capital, LLC or (F) execution of an escrow agreement, satisfactory to the Special Limited
Partner, between the Investment Partnership and the Letter of Credit Issuer (the "First Installment");
(2) $215,480 on the latest to occur of (A) Substantial Completion, (B) Cost Certification, (C) State Designation,
(D) receipt of updated insurance certificates and an updated title insurance policy satisfactory to the Special Limited Partner, (E) confirmation by Boston Capital that outstanding
Due Diligence Recommendations as set forth in Exhibit A to the Operating Partnership Agreement attached hereto have been addressed by the General Partners to the reasonable satisfaction of Boston Capital, (F) receipt of a payoff letter from the Contractor stating that all amounts payable to the Contractor have been paid in full and that the Operating Partnership is not in violation of the Construction Contract, (G) receipt of an estoppel certificate of Lender stating that there are no defaults on the Loan, (H) satisfaction of all of the conditions to the payment of the First Installment or (I) receipt of a valid and recorded Extended Use Commitment and receipt of a subordination agreement from the Lender (the "Second Installment");
(3) $215,480 on the latest to occur of (A) the Initial
100% Occupancy Date, (B) Final Closing, (C) Rental
Achievement or (D) satisfaction of all of the conditions to the payment of the First and Second Installments (the "Third Installment"); and
(4) $215,480 on the latest to occur of (A) receipt of a tax return and audited financial statement for the year in which Rental Achievement occurred or (B) satisfaction of all of the conditions to payment of the First, Second, and Third Installments (the "Fourth Installment").
	The total Capital Contribution of the Partnership to the Operating Partnership is based on the Operating Partnership receiving $2,993,080 of Tax Credits during the 10-year period commencing in 1999 of which 99.99% ($2,992,781) will be allocated to the Partnership as the Investment Limited Partner of the Operating Partnership.
	The Partnership believes that the Apartment Complex is adequately insured.

	Ownership interests in the Operating Partnership are as
follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership
Agreement:
            		Normal		Capital		Cash
            		Operations		Transactions	Flow

General Partner		.01%			70%			70%

Partnership			99.99%		29.99%		30%

Special Limited Partner   0% 			0.01%			0%

The Special Limited Partner of the Operating Partnership is BCTC
94, Inc., an affiliate of the Partnership.

	The Partnership used the funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

	Boston Capital Communications Limited Partnership ("BCCLP") or an affiliate thereof will receive an Asset Management Fee commencing in 2000 from the Operating Partnership for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership in the annual amount of $15,000. The Asset Management Fee for each fiscal year will be payable from Cash Flow in the manner and priority set forth in Section 11.03(A) of the Operating Partnership Agreement; provided, however, that if in any fiscal year Cash Flow is insufficient to pay all or any portion of the Asset Management Fee, the General Partner shall make a Subordinated Loan to the Operating Partnership in an amount not to exceed the lesser of $10,000 per annum or that amount necessary to pay the unpaid portion of such fee. Any unpaid portion of the Asset Management Fee, to the extent not paid by the General Partner, shall accrue, without interest, and shall be payable on a cumulative basis in the first year in which there is sufficient Cash Flow available, or from the proceeds of a Capital Transaction to the extent available for distribution.

	The Operating Partnership will pay to the General Partner a fee (the "Partnership Incentive Management Fee") commencing in
2000 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $30,000 per annum. The Partnership Incentive Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner and priority set forth in Section 11.03(A) of the Operating Partnership Agreement to the extent Cash Flow is available therefor for such year; provided, however, that if in any fiscal year Cash Flow is insufficient to pay the full amount of the Partnership Incentive Management Fee, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Cash Flow or from the proceeds of a Capital
Transaction, in accordance with the priorities set forth in Sections 11.03A and 11.04A of the Operating Partnership
Agreement.

	In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a Development Fee in the principal amount of $1,830,000. It is anticipated that the Development Fee will be paid, in part, from Capital Contributions as follows: $322,412 during the course of construction from the proceeds of the First Installment, $215,480 at the time of the Second Installment, $215,480 at the time of the Third Installment and $215,480 at the time of the Fourth Installment. The remainder of the Deferred Development Fee will be payable out of Development Savings, if available, or from Cash Flow or the proceeds of a Capital Transaction, in accordance with Sections 11.03A and 11.04A of the Operating Partnership Agreement.

	The Builder of the Apartment Complex will receive total compensation of $10,012,500, which includes $472,865 of Builder's profit. The Management Agent of the Apartment Complex will receive a Management Fee equal to 6% of gross rental receipts.


Item 7.  Exhibits.
(c)	Exhibits.	Page
(1)	(a)*	Form of Dealer-Manager Agreement between Boston
Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
* Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

(2)	(a)	Amended and Restated Agreement of Limited Partnership
of Level Creek Partners, L.P.
(2)	(b)	Certification and Agreement relating to Level Creek
Partners, L.P.
(4)	(a)**	Agreement of Limited Partnership of the Partnership
**  Incorporated by reference to Exhibit (4) to Registration
    Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

(16)		None
(17)		None
(20)		None
(23)		None
(24)		None
(27)		None


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  December 28, 1999


BOSTON CAPITAL TAX CREDIT FUND IV
L.P.


By:	Boston Capital Associates IV
L.P.,
its General Partner


By:	C&M Associates, d/b/a Boston
Capital Associates, its
General Partner

By: __/s/ Herbert F.Collins__
Herbert F. Collins, Partner